                                                                                                          Exhibit 10.5

                                              DAIWA FINANCE CORPORATION
                                                     32 Old Slip
                                                  New York, NY 10005

December 27, 2000

Midland Credit Management, Inc.
4302 East Broadway Road
Phoenix, AZ 85040

Gentlemen:

Reference  is made to the  Supplement  to Servicing  Agreement,  dated as of May 22, 2000 (the  “Supplement”),  by and among West  Capital  Financial  Services  Corp.,  West Capital  Receivables  Corporation  I,  Norwest Bank  Minnesota,
National  Association,  and Midland Credit Management,  Inc., consented and agreed to be Daiwa Finance Corporation and
SunAmerica Inc. Unless otherwise indicated herein, terms used herein have the meanings specified in the Supplement.

The  Servicer,  as  “Servicer,”  Daiwa  Finance  'Corporation,  as “Parent,” and CCS  Receivables  Management  LLC, as
“Owner,” are parties to a Servicing Agreement, dated as of December 27, 2000 (the “Now Servicing Agreement”).

To give effect to the New  Servicing  Agreement,  pursuant to clause (i) of the second  sentence of Section 4,1 of the
Supplement.  the Lender is hereby  terminating  the  Servicer  without  cause,  effective  as of close of  business on
December 26, 2000. For good and valuable  consideration,  receipt of which is hereby acknowledged by the Servicer, the
Servicer,  by acknowledging  this letter below,  hereby waives the 270-day notice period provided in clause (i) of the second sentence of Section 4.1 of the Supplement.  Notwithstanding  such  termination,  the Servicer shall bc paid all fees and other amounts dig have accrued for services through December 26, 2000.

                                                              DAIWA FINANCE CORPORATION

                                                              By:  __/s/ H. [illegible]_________________
                                                              Title:  _Executive Vice President__

Acknowledged and agreed to by:

MIDLAND CREDIT MANAGEMENT, INC.

By:      _/s/ Timothy W. Moser________
         Title: ___EVP_______ ________

cc.:     West Capital Receivables Corp. I
         West Capital Financial Services Corp.
         Norwest Bank Minnesota, National Association
         SunAmerica Inc.